SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 27, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-127233-05        13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report and exhibit on Form 8-K relates to the monthly distribution to the holders of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-AB2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On December 27, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                        Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-AB2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                    By: /s/  Andrew Cooper
                        --------------------------------------------
                        Andrew Cooper
                        Assistant Vice President

                  Date: January 3, 2006

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-AB2
                           Statement to Certificate Holders
                                 December 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       137,776,000.00   123,488,174.23  5,208,540.64      472,410.87    5,680,951.51       0.00         0.00    118,279,633.59
A1B        92,092,000.00    92,092,000.00          0.00      365,400.59      365,400.59       0.00         0.00     92,092,000.00
A1C        33,060,000.00    33,060,000.00          0.00      134,701.13      134,701.13       0.00         0.00     33,060,000.00
A1D        29,214,000.00    27,626,465.37    578,722.12      111,089.09      689,811.21       0.00         0.00     27,047,743.25
M1          7,444,000.00     7,444,000.00          0.00       30,727.18       30,727.18       0.00         0.00      7,444,000.00
M2          6,782,000.00     6,782,000.00          0.00       28,115.16       28,115.16       0.00         0.00      6,782,000.00
M3          4,631,000.00     4,631,000.00          0.00       19,362.73       19,362.73       0.00         0.00      4,631,000.00
M4          3,473,000.00     3,473,000.00          0.00       14,798.84       14,798.84       0.00         0.00      3,473,000.00
M5          2,812,000.00     2,812,000.00          0.00       12,107.22       12,107.22       0.00         0.00      2,812,000.00
M6          1,654,000.00     1,654,000.00          0.00        7,194.90        7,194.90       0.00         0.00      1,654,000.00
B1          3,308,000.00     3,308,000.00          0.00       15,860.02       15,860.02       0.00         0.00      3,308,000.00
B2          3,308,000.00     3,308,000.00          0.00       17,418.46       17,418.46       0.00         0.00      3,308,000.00
B3          3,308,000.00     3,308,000.00          0.00       21,152.82       21,152.82       0.00         0.00      3,308,000.00
P                   0.00             0.00          0.00      111,852.57      111,852.57       0.00         0.00              0.00
R                 100.00             0.00          0.00            0.00            0.00       0.00         0.00              0.00
TOTALS    328,862,100.00   312,986,639.60  5,787,262.76    1,362,191.58    7,149,454.34       0.00         0.00    307,199,376.84

C                   0.00             0.00          0.00      308,495.41      308,495.41       0.00         0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL       PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS     PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1A      84751PGF0      896.29670066   37.80441180    3.42883282     41.23324461         858.49228886      A1A       4.303750 %
A1B      84751PGG8    1,000.00000000    0.00000000    3.96777777      3.96777777       1,000.00000000      A1B       4.463750 %
A1C      84751PGH6    1,000.00000000    0.00000000    4.07444434      4.07444434       1,000.00000000      A1C       4.583750 %
A1D      84751PGJ2      945.65842986   19.80975286    3.80259773     23.61235059         925.84867700      A1D       4.523750 %
M1       84751PGK9    1,000.00000000    0.00000000    4.12777808      4.12777808       1,000.00000000      M1        4.643750 %
M2       84751PGL7    1,000.00000000    0.00000000    4.14555588      4.14555588       1,000.00000000      M2        4.663750 %
M3       84751PGM5    1,000.00000000    0.00000000    4.18111207      4.18111207       1,000.00000000      M3        4.703750 %
M4       84751PGN3    1,000.00000000    0.00000000    4.26111143      4.26111143       1,000.00000000      M4        4.793750 %
M5       84751PGP8    1,000.00000000    0.00000000    4.30555477      4.30555477       1,000.00000000      M5        4.843750 %
M6       84751PGQ6    1,000.00000000    0.00000000    4.35000000      4.35000000       1,000.00000000      M6        4.893750 %
B1       84751PGR4    1,000.00000000    0.00000000    4.79444377      4.79444377       1,000.00000000      B1        5.393750 %
B2       84751PGS2    1,000.00000000    0.00000000    5.26555623      5.26555623       1,000.00000000      B2        5.923750 %
B3       84751PGT0    1,000.00000000    0.00000000    6.39444377      6.39444377       1,000.00000000      B3        7.193750 %
R        84751PHM4        0.00000000    0.00000000    0.00000000      0.00000000           0.00000000      R         4.303750 %
TOTALS                  951.72608701   17.59784043    4.14213611     21.73997654         934.12824658
----------------------------------------------------------------------------------------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)        Scheduled Principal                                                                191,372.89
                          Principal Prepayments                                                              5,596,178.37
                          Repurchased Principal                                                              0.00
                          Prepayment Penalties                                                               111,852.57
                          Principal Stop Advance                                                             288.50

Section 4.05(a)(v)        Total Beginning Number of Loans                                                    1,598
                          Total Ending Number of Loans                                                       1,571
                          Total Ending Collateral Balance                                                    309,187,750.68

Section 4.05(a)           O/C Amount                                                                         1,988,373.84
                          Targeted O/C Amount                                                                1,985,110.56
                          O/C Deficiency Amount                                                              0.00
                          Monthly Excess Interest                                                            308,495.41
                          Monthly Excess Cash Flow Amount                                                    308,495.41
                          Extra Principal Distribution Amount                                                0.00

Section 4.05(a)(vi)       Servicing Fee                                                                      131,239.76
                          PMI Fee                                                                            70,699.96
                          PMI Tax Fee                                                                        65.46

Section 4.05(a)(viii)     Current Advances                                                                   0.00

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                    0.00

                          Cumulative Class M1 Applied Realized Loss Amount                                   0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                   0.00
                          Cumulative Class M3 Applied Realized Loss Amount                                   0.00
                          Cumulative Class M4 Applied Realized Loss Amount                                   0.00
                          Cumulative Class M5 Applied Realized Loss Amount                                   0.00
                          Cumulative Class M6 Applied Realized Loss Amount                                   0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                   0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                   0.00
                          Cumulative Class B3 Applied Realized Loss Amount                                   0.00

Section 4.05(a)(x)        Current Realized Loss Amount                                                       0.00

                          Current Class M1 Applied Realized Loss Amount                                      0.00
                          Current Class M2 Applied Realized Loss Amount                                      0.00
                          Current Class M3 Applied Realized Loss Amount                                      0.00
                          Current Class M4 Applied Realized Loss Amount                                      0.00
                          Current Class M5 Applied Realized Loss Amount                                      0.00
                          Current Class M6 Applied Realized Loss Amount                                      0.00
                          Current Class B1 Applied Realized Loss Amount                                      0.00
                          Current Class B2 Applied Realized Loss Amount                                      0.00
                          Current Class B3 Applied Realized Loss Amount                                      0.00

Section 4.05(a)(xi)       Loans Delinquent
                                   Delinquency by Group
                                   Group  1
                                   Category           Number                  Principal Balance        Percentage
                                   1 Month                       20            4,117,524.20            1.33 %
                                   2 Month                       12            2,540,371.06            0.82 %
                                   3 Month                        1              278,113.86            0.09 %
                                   Total                         33            6,936,009.12            2.24 %


Section 4.05(a)(xi)       Loans in Foreclosure
                                   Foreclosure by Group
                                   Group           Number of           Principal Balance           Percentage
                                   Number          Loans
                                         1                   2           171,094.18                       0.06%

Section 4.05(a)(xi)       Loans in Bankruptcy
                                   Bankruptcy by Group
                                   Group            Number of           Principal Balance         Percentage
                                   Number           Loans
                                         1                   15         2,102,039.11                     0.68%

Section 4.05(a)(xiii)     Loans in REO
                                   REO by Group
                                   Group           Number of            Principal Balance           Percentage
                                   Number          Loans
                                         1                   0                  0.00                       0.00%

Section 4.05(a)(xv)        Has the Step Down Trigger Occurred?                                                  N/A


                           Rolling 3 Month Prior Delinquency Percentage                                         N/A

                           Cumulative Realized Losses as a Percentage of Original Collateral Balance            0.000000%

Section 4.05(a)(xvi)       Class A1a Interest Carryforward Amount                                               0.00
                           Class A1b Interest Carryforward Amount                                               0.00
                           Class A1c Interest Carryforward Amount                                               0.00
                           Class A1d Interest Carryforward Amount                                               0.00
                           Class M1 Interest Carryforward Amount                                                0.00
                           Class M2 Interest Carryforward Amount                                                0.00
                           Class M3 Interest Carryforward Amount                                                0.00
                           Class M4 Interest Carryforward Amount                                                0.00
                           Class M5 Interest Carryforward Amount                                                0.00
                           Class M6 Interest Carryforward Amount                                                0.00
                           Class B1 Interest Carryforward Amount                                                0.00
                           Class B2 Interest Carryforward Amount                                                0.00
                           Class B3 Interest Carryforward Amount                                                0.00
                           Class R Interest Carryforward Amount                                                 0.00

Section 4.05(a)(xvii)      Class A1a Interest Carryover Amount Paid                                             0.00
                           Class A1b Interest Carryover Amount Paid                                             0.00
                           Class A1c Interest Carryover Amount Paid                                             0.00
                           Class A1d Interest Carryover Amount Paid                                             0.00
                           Class M1 Interest Carryover Amount Paid                                              0.00
                           Class M2 Interest Carryover Amount Paid                                              0.00
                           Class M3 Interest Carryover Amount Paid                                              0.00
                           Class M4 Interest Carryover Amount Paid                                              0.00
                           Class M5 Interest Carryover Amount Paid                                              0.00
                           Class M6 Interest Carryover Amount Paid                                              0.00
                           Class B1 Interest Carryover Amount Paid                                              0.00
                           Class B2 Interest Carryover Amount Paid                                              0.00
                           Class B3 Interest Carryover Amount Paid                                              0.00
                           Class R Interest Carryover Amount Paid                                               0.00

Section 4.05(a)(xviii)     Repurchased Principal                                                                0.00


Section 4.05(a)            Weighted Average Mortgage Rate for All Loans                                         6.709675%
                           Weighted Average Term to Maturity                                                    349

Section 4.05(a)            Total Class Interest Accrual Relief Act Reduction                                    0.00
                           Class A1a Interest Accrual Relief Act Reduction                                      0.00
                           Class A1b Interest Accrual Relief Act Reduction                                       0.00
                           Class A1c Interest Accrual Relief Act Reduction                                       0.00
                           Class A1d Interest Accrual Relief Act Reduction                                       0.00
                           Class M1 Interest Accrual Relief Act Reduction                                        0.00
                           Class M2 Interest Accrual Relief Act Reduction                                        0.00
                           Class M3 Interest Accrual Relief Act Reduction                                        0.00
                           Class M4 Interest Accrual Relief Act Reduction                                        0.00
                           Class M5 Interest Accrual Relief Act Reduction                                        0.00
                           Class M6 Interest Accrual Relief Act Reduction                                        0.00
                           Class B1 Interest Accrual Relief Act Reduction                                        0.00
                           Class B2 Interest Accrual Relief Act Reduction                                        0.00
                           Class B3 Interest Accrual Relief Act Reduction                                        0.00
                           Class R Interest Accrual Relief Act Reduction                                         0.00

Section 4.05(a)            Net Prepayment Interest Shortfalls                                                    0.00
                           Class A1a Interest Accrual Prepayment Interest Shortfall Reduction                    0.00
                           Class A1b Interest Accrual Prepayment Interest Shortfall Reduction                    0.00
                           Class A1c Interest Accrual Prepayment Interest Shortfall Reduction                    0.00
                           Class A1d Interest Accrual Prepayment Interest Shortfall Reduction                    0.00
                           Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class M5 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class M6 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                     0.00
                           Class R Interest Accrual Prepayment Interest Shortfall Reduction                      0.00

                           Beginning Cap Contract Balance                                                        321,066,034.00
                           Current Period Cap Contract Amount                                                    0.00
                           Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                     0.00
                           Cap Contract Amount Paid to C Class                                                   0.00
                           Ending Cap Contract Balance                                                           315,859,311.00

Section 4.05(a)            Class A1A Floating Rate Certificate Carryover Paid                                    0.00
                           Class A1A Floating Rate Certificate Carryover Remaining                               0.00

                           Class A1B Floating Rate Certificate Carryover Paid                                    0.00
                           Class A1B Floating Rate Certificate Carryover Remaining                               0.00

                           Class A1C Floating Rate Certificate Carryover Paid                                    0.00
                           Class A1C Floating Rate Certificate Carryover Remaining                               0.00

                           Class A1D Floating Rate Certificate Carryover Paid                                    0.00
                           Class A1D Floating Rate Certificate Carryover Remaining                               0.00

                           Class M1 Floating Rate Certificate Carryover Paid                                     0.00
                           Class M1 Floating Rate Certificate Carryover Remaining                                0.00

                           Class M2 Floating Rate Certificate Carryover Paid                                     0.00
                           Class M2 Floating Rate Certificate Carryover Remaining                                0.00

                           Class M3 Floating Rate Certificate Carryover Paid                                     0.00
                           Class M3 Floating Rate Certificate Carryover Remaining                                0.00

                           Class M4 Floating Rate Certificate Carryover Paid                                     0.00
                           Class M4 Floating Rate Certificate Carryover Remaining                                0.00

                           Class M5 Floating Rate Certificate Carryover Paid                                     0.00
                           Class M5 Floating Rate Certificate Carryover Remaining                                0.00

                           Class M6 Floating Rate Certificate Carryover Paid                                     0.00
                           Class M6 Floating Rate Certificate Carryover Remaining                                0.00

                           Class B1 Floating Rate Certificate Carryover Paid                                     0.00
                           Class B1 Floating Rate Certificate Carryover Remaining                                0.00

                           Class B2 Floating Rate Certificate Carryover Paid                                     0.00
                           Class B2 Floating Rate Certificate Carryover Remaining                                0.00

                           Class B3 Floating Rate Certificate Carryover Paid                                     0.00
                           Class B3 Floating Rate Certificate Carryover Remaining                                0.00

                           Class R Floating Rate Certificate Carryover Paid                                      0.00
                           Class R Floating Rate Certificate Carryover Remaining                                 0.00

Section 4.05(a)            Available Funds                                                                       7,346,097.18
                           Interest Remittance Amount                                                            1,558,834.42
                           Principal Remittance Amount                                                           5,787,262.76

Sec 4.06(ii) Class C Distributable Amount                                                                        308,495.41

Interest Earnings on Certificate Account Paid to Seller                                                          3,647.23


Copyright  2005 J.P. Morgan Chase & Co. All rights reserved.